Dean Family of Funds

Supplement Dated October 6, 2006 to the Prospectus Dated July 31, 2006

Reorganization

The Board of Trustees (the “Board”) of the Dean Family of Funds (the “Dean Trust”) has approved the reorganization of each series of the Trust (each, a “Fund” and together, the “Funds”) into new series of the Unified Series Trust (the “Unified Trust). It is anticipated that the parties will execute a definitive reorganization agreement shortly after the date of this Supplement. The proposed reorganization is subject to shareholder approval.

Pursuant to the proposed reorganization, the Funds will be reorganized as follows:

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Dean Large Cap Value Fund and Dean Balanced Fund will be reorganized into one new series of the Unified Trust with investment objectives, strategies, policies and restrictions that are substantially similar to those of the Dean Large Cap Value Fund.

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Dean Small Cap Value Fund will be reorganized into a new series of the Unified Trust with investment objectives, strategies, policies and restrictions that are substantially similar to those of the Dean Small Cap Value Fund.

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Dean International Fund will be reorganized into a new series of the Unified Trust (the “New International Fund”) with investment objectives, strategies, policies and restrictions that are substantially similar to those of the Dean International Fund.

The assets and liabilities of the Funds will be transferred to the applicable series (each, a “New Fund” and together, the “New Funds”) of the Unified Trust, in exchange for shares of the applicable New Fund. Shareholders of the Funds will receive Class A shares of the applicable New Fund. The total value of the New Fund Class A shares received by a shareholder will equal the total value of the applicable Fund shares held by the shareholder on the reorganization date.

No sales charges or redemption fees will be imposed in connection with the reorganization. The Dean Trust expects to obtain an opinion of counsel that the reorganization will not result in gain or loss to the shareholders of any Fund for federal income tax purposes. The Dean Trust and its shareholders will not bear any of the expenses of implementing the reorganization.

Dean Investment Associates, LLC will continue to serve as the investment adviser to the New Funds. Newton Capital Management, Ltd. will continue to serve as the sub-adviser to the New International Fund. Unified Funds Services, Inc. is the fund accounting agent, administrator and transfer agent for both the Dean Trust and the Unified Trust.

The Dean Trust expects to hold a special shareholder meeting in December 2006 to vote on the proposed reorganization and to transmit information about the meeting to shareholders in November 2006. If the shareholders approve the proposed reorganization, it is anticipated that the reorganization will take place in January 2007. The Funds will cease operations after the reorganization is completed.

Class A Shares

Until the reorganization is completed, Class A shares of each Fund will continue to be sold and shareholders of the Funds may continue to purchase or redeem Class A shares, as described in the Prospectus.

Class C Shares

Until October 27, 2006, Class C shares of each Fund will continue to be sold and shareholders of the Funds may continue to purchase or redeem Class C shares, as described in the Prospectus. Effective October 30, 2006, Class C shares will no longer be available for purchase and each Fund’s Class C shares will be reclassified as Class A shares of that Fund. Information about Class A shares is located in the Prospectus on pages 23 to 29.